SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (this "AGREEMENT") is made and entered into as of May 29, 2002 by and among TOSHIBA CORPORATION, a Japanese corporation, acting through its Mobile Communications Company ("TOSHIBA"), AUDIOVOX COMMUNICATIONS CORP., a Delaware corporation ("ACC"), and AUDIOVOX CORPORATION, a Delaware corporation ("AUDIOVOX"). Toshiba, ACC and Audiovox are referred to herein collectively as the "PARTIES" and each individually as a "PARTY".

                                    RECITALS

     A. Toshiba desires to purchase shares of Class B Common Stock and a convertible promissory note from ACC, and ACC desires to issue and sell such securities to Toshiba, on the terms and subject to the conditions set forth herein.

     B. Certain terms used herein have the meanings set forth for such terms in the text of this Agreement or in Annex I hereto.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

                                    AGREEMENT

1.       PURCHASE AND SALE OF THE SHARES AND THE NOTE.

     Subject to the terms and conditions hereof, at the Closing, ACC shall sell and issue to Toshiba, and Toshiba shall subscribe for and purchase from ACC, (a)
30.877192 shares (the "SHARES") of ACC's Class B Common Stock, no par value per share ("CLASS B COMMON STOCK"), and (b) a Convertible Promissory Note dated the date that ACC receives the Purchase Price pursuant to Section 2.2(b) in the principal amount of $8,106,667 (the "NOTE"), which note shall be in the form of
Exhibit 1. The aggregate purchase price for the Shares and the Note shall be Thirty-two Million Dollars ($32,000,000) (the "PURCHASE PRICE"), consisting of an aggregate purchase price of $23,893,333 for the Shares and a purchase price of $8,106,667 for the Note. The Purchase Price shall be payable in cash at the Closing as provided in Section 2.2(b).

2.       THE CLOSING.

     2.1 THE CLOSING. The closing of the transactions contemplated by this Agreement (the "CLOSING") is taking place as of the date hereof at the offices of Audiovox Communications Corp., 555 Wireless Blvd., Hauppauge, New York 11788. The date and time of the Closing are referred to herein as the "CLOSING DATE".

     2.2 ACTIONS OCCURRING AT THE CLOSING. At the Closing:

          (A) DELIVERY OF THE SHARES AND THE NOTE. Concurrently with ACC's receipt of the Purchase Price pursuant to Section 2.2(b), ACC shall issue and deliver to Toshiba (i) a stock certificate or certificates registered in the name of Toshiba, representing the Shares purchased hereunder, and
     (ii) the Note, executed by ACC.

          (B) PURCHASE PRICE. Toshiba shall deliver the Purchase Price within five (5)

                                  Exhibit 99.2
                                        1

Business Days following the Closing Date by wire transfer of immediately available funds to an account specified by ACC at least four (4) Business Days prior to the Closing.

          (C)  TRANSACTION  AGREEMENTS.  Each of the  following  agreements  and
     instruments   (collectively   with   this   Agreement,   the   "TRANSACTION
     AGREEMENTS") shall be entered into by each of the parties thereto:

               (I) The  Stockholders  Agreement among the Parties in the form of
          Exhibit 2.2(c)(i);

               (II) The Distribution Agreement between Toshiba and ACC in the form of Exhibit 2.2(c)(ii);

               (III) The Employment Agreement between ACC and Philip Christopher in the form of Exhibit 2.2(c)(iii);

               (IV) The Trademark License Agreement between ACC and Audiovox in the form of Exhibit 2.2(c)(iv);

               (V) The Shared Services Agreement between ACC and Audiovox in the form of Exhibit 2.2(c)(v);

               (VI) The Note, which will be executed by ACC and delivered to Toshiba in accordance with Section 2.2(a); and

               (VII) The Intercompany Note in the form of Exhibit 2.2(c)(vii), which will be executed by ACC and delivered to Audiovox in accordance with Section 3.

          (D) PERMITS AND APPROVALS. Toshiba shall receive satisfactory written evidence that the Approvals described on Section 4.3(b) of the Disclosure Schedule have been made or obtained.

          (E) OFFICER'S CERTIFICATE OF ACC. ACC shall deliver to Toshiba:

               (I) a copy of the Certificate of Incorporation and Bylaws of each of ACC and Quintex Mobile Communications Corp., a Delaware corporation ("QUINTEX");

               (II) a copy of the resolutions or minutes of the meetings of ACC's board of directors and stockholders evidencing approval of the Transaction Agreements and the matters contemplated thereby;

               (III) a certificate of the Chief Financial Officer of ACC, dated as of the Closing Date and in form and substance satisfactory to Toshiba, as to the accuracy of the documents delivered to Toshiba under clauses (i) and (ii), and the incumbency and signature of the officers of ACC and Audiovox executing this Agreement and each other Transaction Agreement to which ACC or Audiovox is a party; and

               (IV) other documents as may reasonably be requested by Toshiba.



                                  Exhibit 99.2
                                        2

               (F) AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND BYLAWS OF ACC. ACC shall adopt its Amended and Restated Certificate of Incorporation and Bylaws in the forms attached to the Stockholders Agreement as Exhibit 1.9(a) and Exhibit 1.9(b), respectively.

               (G) BOARD OF DIRECTORS. Concurrently with the Closing, the Board of Directors of ACC shall be reconstituted as contemplated by Section
          1.1 of the Stockholders Agreement.

               (H) OFFICER'S  CERTIFICATE  OF TOSHIBA.  Toshiba shall deliver to
          ACC:

                    (I) a copy of the  resolutions or minutes of the meetings of
               Toshiba's   board  of  directors   evidencing   approval  of  the
               Transaction Agreements and the matters contemplated thereby;

                    (II) a certificate  of an  authorized  officer of the Mobile
               Communications Company of Toshiba, dated as of the Closing Date and in form and substance satisfactory to ACC, as to the accuracy of the documents delivered to ACC under clause (i), and the incumbency and signature of the officers of Toshiba executing this Agreement and each other Transaction Agreement to which Toshiba is a party; and

                    (III) other documents as may reasonably be requested by ACC.

               3. CLOSING PAYMENT OF INTERCOMPANY DEBT.

     Promptly after receipt of the Purchase Price pursuant to Section 2.2(b), ACC shall use the entire Purchase Price to make a repayment of Thirty-two Million Dollars ($32,000,000) of the debt owed by ACC to Audiovox (the "INTERCOMPANY DEBT"). At the Closing, ACC shall execute and deliver to Audiovox a note (the "INTERCOMPANY NOTE") that evidences the Intercompany Debt and sets forth its terms and conditions.

4. REPRESENTATIONS AND WARRANTIES OF ACC AND AUDIOVOX.

     Except as otherwise indicated on ACC's disclosure schedule delivered to Toshiba concurrently herewith, which is hereby incorporated as an integral component of this Agreement (the "DISCLOSURE SCHEDULE"), ACC and Audiovox hereby jointly and severally represent and warrant to Toshiba as follows:

4.1 ORGANIZATION AND RELATED MATTERS.

          (A) ACC and Quintex (collectively, the "ACC ENTITIES") each is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. Except for Quintex, none of ACC's controlled Affiliates conduct material business activities. Section 4.1(a) of the Disclosure Schedule sets forth each foreign jurisdiction in which the ACC Entities are qualified to do business. Audiovox is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware.

          (B) Each ACC Entity has all requisite organizational power and authority to own its properties and to carry on its business. To ACC's Knowledge, each ACC Entity is duly qualified or licensed to do business in good standing in all jurisdictions in which the character or the location of the assets owned or leased by it or the nature of its business requires such licensing

                                  Exhibit 99.2
                                        3
     or qualification. True and correct copies of the Organizational Documents of each ACC Entity have been provided or made available to Toshiba.

     4.2 AUTHORITY; ENFORCEABILITY; EFFECT OF TRANSACTION AGREEMENTS. ACC and Audiovox each has all necessary organizational power and authority to execute, deliver and perform each Transaction Agreement to which it is a party. Each Transaction Agreement to which ACC or Audiovox is a party has been duly authorized by all necessary organizational action of ACC or Audiovox, as applicable. Each Transaction Agreement to which ACC or Audiovox is a party has been duly executed and delivered by ACC or Audiovox, as applicable. Assuming the due authorization, execution and delivery by the other party or parties thereto, each Transaction Agreement to which ACC or Audiovox is a party constitutes a valid and legally binding obligation of ACC or Audiovox, enforceable against ACC or Audiovox, as applicable, in accordance with its terms, subject to limitations imposed by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors' rights generally and general equitable principles.

     4.3 NO CONFLICTS.

          (A) The execution and delivery by ACC and Audiovox of each Transaction Agreement to which it is a party does not, and the performance by ACC and Audiovox of its obligations thereunder will not, conflict with, result in any violation of or default (with or without notice or lapse of time or both) under, give rise to a right of termination, cancellation or acceleration of any obligation (in each case by any third party) or to the loss of any benefit by any ACC Entity or Audiovox under, or result in or require the creation, imposition or extension of any Lien (excluding Permitted Liens) upon any asset of any ACC Entity or Audiovox under, (1) the Organizational Documents of any ACC Entity or Audiovox, (2) any Contract or Governmental Approval to which any ACC Entity or Audiovox is a party or is otherwise bound, or to which any of their assets is subject, or
     (3) any Legal Requirement applicable to any ACC Entity or Audiovox, except in the case of Audiovox for any matters that would not be reasonably expected to have a Material Adverse Effect.

          (B) Section 4.3(b) of the Disclosure Schedule lists all Approvals required to be made or obtained by or with respect to Audiovox or any ACC Entity to consummate the transactions contemplated by this Agreement, except in the case of Audiovox for any Approvals the failure of which to be made or obtained would not have a Material Adverse Effect. Except as set forth in Section 4.3(b) of the Disclosure Schedule and except in the case of Audiovox for any Approvals the failure of which to be made or obtained would not have a Material Adverse Effect, the execution and delivery of the Transaction Agreements by Audiovox and ACC, the performance of their respective obligations thereunder and the consummation of the transactions contemplated thereby will not require any Approvals of or with any Person.

                                  Exhibit 99.2
                                        4

     4.4 CAPITALIZATION.

          (A) Section 4.4(a) of the Disclosure Schedule sets forth the authorized, issued and outstanding capital stock and other Securities of each ACC Entity. Section 4.4(a) of the Disclosure Schedule also identifies each holder of outstanding Securities of each ACC Entity and the type and amount of such Securities held (including with respect to any options, warrants, conversion rights or other rights to acquire capital stock, the unexpired term and the exercise, conversion or exchange price relating to such rights). Other than as set forth in Section 4.4(a) of the Disclosure Schedule, there are no issued or outstanding Securities of any ACC Entity, or any subscription rights (including preemptive rights), calls or Contracts obligating any ACC Entity now or at any time in the future to issue Securities. There are no outstanding Contracts of any ACC Entity to repurchase, redeem or otherwise acquire any Securities.

          (B) All of the outstanding Securities of each ACC Entity have been duly authorized and validly issued and are fully paid and non-assessable and were not issued in violation of any preemptive rights, Liens or Legal Requirements. The issuance of the Shares to Toshiba at the Closing hereunder and the issuance of Class B Common Stock upon the conversion of the Note in accordance with its terms have been duly authorized by all necessary action of ACC and its shareholders. At the Closing, upon payment therefor in accordance with the terms of this Agreement, the Shares will be validly issued and fully paid and non-assessable and not issued in violation of any preemptive rights, Liens or Legal Requirements. Upon the conversion of the Note in accordance with its terms, the shares of Class B Common Stock issuable upon such conversion shall be validly issued and fully paid and non-assessable and not issued in violation of any preemptive rights, Liens or currently existing Legal Requirements.

     4.5 SEC DOCUMENTS AND PUBLIC DISCLOSURES. In each case to the extent that the SEC Documents described in this Section, the information contained therein and the exhibits thereto relate to ACC Entities:

          (A) Except as set forth in Section 4.5(a) of the Disclosure Schedule, Audiovox has timely filed all filings and reports filed or required to be filed by Audiovox with the SEC pursuant to the Securities Laws, and has provided Toshiba with true and correct copies of all such filings and reports, together with all exhibits thereto (collectively, the "SEC DOCUMENTS"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the applicable Securities Laws.

          (B) To ACC's Knowledge, the statements made in the SEC Documents are true and correct.

     4.6 FINANCIAL STATEMENTS.

          (A) ACC has delivered to Toshiba true and correct copies of the following unaudited financial statements (the "FINANCIAL STATEMENTS"):

               (I) the consolidated balance sheet of ACC and its subsidiaries as of November 30, 2001, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the fiscal year then ended;

               (II) the consolidated balance sheet of ACC and its subsidiaries as of

                                  Exhibit 99.2
                                        5

          February 28, 2002, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the three-month period then ended; and

               (III) the consolidated balance sheet of ACC and its subsidiaries as of April 30, 2002, the related consolidated statements of operations for the one-month period and the five-month periods then ended, and the related consolidated statement of cash flows for the five-month period then ended.

          (B) To ACC's Knowledge:

               (I) The Financial Statements have been prepared in conformity with U.S. generally acceptable accounting principles ("GAAP") applied on a consistent basis and have been certified to Toshiba by the Chief Financial Officer of ACC.

               (II) The statements of income and cash flows contained in the Financial Statements present fairly in all material respects the results of operations and the sources and uses of cash, respectively, of ACC and its consolidated subsidiaries for the respective periods covered by such statements of income and cash flows. The balance sheets contained in the Financial Statements present fairly in all material respects the financial condition of ACC and its consolidated subsidiaries as of the respective dates of such balance sheets.

               (III) The interim financial statements contained in the Financial Statements reflect all adjustments necessary for a fair presentation. Since November 30, 2001, there has been no change in any of the significant accounting policies, practices or procedures of ACC and its consolidated subsidiaries.

          (C) Section 4.6(c) of the Disclosure Schedule contains a complete and accurate description of all Liabilities of ACC to its customers and other third parties with respect to cooperative advertising and market development funds that are currently outstanding or were outstanding at any time since December 1, 2000 (collectively, "MDF"). MDF is accurately reflected in the Financial Statements, and to the Company's Knowledge, no Person has challenged or threatened to challenge any reversals of accounting accruals previously made by ACC with respect to any MDF. ACC has adopted and is in the process of implementing all of KPMG's recommendations in its reportable conditions letter dated March 8, 2002 with respect to MDF.

     4.7 LIABILITIES. To ACC's Knowledge, ACC and its subsidiaries have no off-balance sheet financing or similar financial arrangements and no Liabilities which are required to be provided for or reserved against on a balance sheet prepared in accordance with GAAP, other than the following Liabilities:

          (A) Liabilities provided for or reserved against in the Financial Statements;

          (B) Liabilities incurred in the ordinary course of business consistent with past practice since November 30, 2001; and

          (C)  Liabilities  identified  in  Section  4.7(c)  of  the  Disclosure
     Schedule.

     4.8 NO MATERIAL ADVERSE CHANGES. Except as set forth in the Financial Statements described in Section 4.6(a)(iii), to ACC's Knowledge, since November 30, 2001, whether or not


                                  Exhibit 99.2
                                        6
in the ordinary course of business, there has not been, occurred or arisen any change in or event affecting any ACC Entity, Audiovox or their respective business, assets or activities that has had or may reasonably be expected to have a Material Adverse Effect.

     4.9 TAXES.

          (A) To ACC's Knowledge, each Tax Return required to be filed by any of the ACC Entities or by Audiovox relating in whole or in part to any ACC Entity or the Business ("BUSINESS TAX RETURNS"), to the extent required by applicable Law to be filed before the date hereof (taking into account any applicable extensions), has been filed, and each filed Business Tax Return is true, correct and complete in all material respects. To ACC's Knowledge, all Taxes shown to be payable on such Business Tax Returns or on subsequent assessments with respect thereto have been paid in full on a timely basis, and no other Taxes are payable relating in whole or in part to any ACC Entity or the Business, whether or not shown on such Business Tax Returns, for any period ending prior to or including the Closing Date, except for Taxes shown as a current liability in the Financial Statements.

          (B) ACC has delivered or made available to Toshiba correct and complete copies of all Business Tax Returns filed by the ACC Entities or Audiovox for all periods ending on or after December 31, 1998, and copies of all Tax examination reports and notices of deficiency or assessment with respect to any Business Tax Returns received by any ACC Entity or Audiovox after December 31, 1998.

          (C) To ACC's Knowledge: (i) no ACC Entity has any Liability for Taxes by Contract with any other Person (including any tax sharing or tax indemnity agreement); (ii) there are no Liens for Taxes on the assets of any ACC Entity, other than Permitted Liens, statutory liens for Taxes not yet due or Liens for Taxes being contested in good faith; and (iii) no ACC Entity has ever been the member of any group for Tax purposes other than a group consisting solely of Audiovox, ACC and/or any ACC Entity.

          (D) Except as indicated in Section 4.9(d) of the Disclosure Schedule, no Business Tax Return filed or required to be filed within seven (7) years prior to the date hereof has been audited or is currently the subject of audit or any Tax-related Proceeding by any Governmental Authority and, to ACC's Knowledge, no such audit or Proceeding is threatened. Except as indicated in Section 4.9(d) of the Disclosure Schedule, none of the ACC
     Entities or Audiovox has waived any statute of limitations in respect of any Tax related to the Business, which waiver remains in effect.

          (E) Except as indicated in Section 4.9(e) of the Disclosure Schedule, no ACC Entity is the party to or the subject of any closing agreement, private letter ruling, technical advice memoranda or advance pricing agreement relating to Taxes with any Governmental Authority.

     4.10 MATERIAL CONTRACTS.

          (A) Section 4.10(a) of the Disclosure Schedule lists each Material Contract. True copies of all written Material Contracts and summaries of all oral Material Contracts, including all amendments and supplements thereto, have been delivered to Toshiba.

          (B) To ACC's Knowledge:

                                  Exhibit 99.2
                                        7

               (I) Each Material Contract is valid and in full force and effect. Each ACC Entity has duly performed its obligations under each Material Contract. No breach of or default under any Material Contract by any ACC Entity, and no event which would (with the passage of time, the giving of notice or otherwise) cause or give rise to such a breach or default by any ACC Entity, has occurred or as a result of the Transaction Agreements will occur.

               (II) No breach of or default under any Material Contract by any Person other than the ACC Entities, and no event which would (with the passage of time, the giving of notice or otherwise) cause or give rise to such a breach or default by any such Person, has occurred or as a result of the Transaction Agreements will occur.

     4.11 REAL AND PERSONAL PROPERTY. To ACC's Knowledge, each ACC Entity has good and marketable title to or other valid right to use, free of Liens, all items of real property (including fees, leaseholds and all other interests in real property) and such other assets and properties owned or used by the ACC Entity in its business, subject only to Permitted Liens and Liens described in
Section 4.11 of the Disclosure Schedule. All material tangible properties of the ACC Entities are generally in a good state of maintenance and repair (except for ordinary wear and tear) and are generally adequate for the purpose for which they are used. All real and material personal properties held by the ACC Entities as lessee are held under valid, binding and enforceable leases. To the Knowledge of ACC, there is no pending or threatened Proceeding that would materially interfere with the use of any such leased property by any ACC Entity.

     4.12 INTELLECTUAL PROPERTY. Each ACC Entity owns or otherwise has the valid right to use, as presently used in the ordinary course of its business, all of its Intellectual Property, and such ownership rights and rights to use are not subject to any Liens that limit or restrict any ACC Entity from using its Intellectual Property as currently used in its business in any material respect.
Section 4.12 of the Disclosure Schedule contains a complete list of all registered trademarks, patents and registered copyrights of the ACC Entities, all pending applications therefor, and all Material Contracts of the ACC
Entities to use their Intellectual Property. The ACC Entities have taken commercially reasonable measures to protect all of their Intellectual Property. To the Knowledge of ACC, there is no infringement of any Intellectual Property of the ACC Entities by any Person.

     4.13 ACCOUNTS RECEIVABLE. To ACC's Knowledge:

          (A) Section 4.13(a) of the Disclosure Schedule sets forth an accurate, correct and complete list as of April 30, 2002 of all accounts receivable of the ACC Entities. Each such account receivable is fairly valued as of April 30, 2002 in accordance with GAAP.

          (B) Each such account receivable is a valid and legally binding obligation of the account debtor, enforceable in accordance with its terms, and represents products or services actually provided to and accepted by or on behalf of the account debtor.

     4.14 INVENTORY. To ACC's Knowledge, all items of inventory of the ACC Entities, whether physically held by the ACC Entities or by third parties (other than inventory purchased from Toshiba, which shall not be covered by this Section) are fairly valued in the Financial Statements as of the respective dates of such Financial Statements in accordance with GAAP. To ACC's Knowledge, the physical inventory has been counted and is on hand as of February 28, 2002.

                                  Exhibit 99.2
                                        8

     4.15 CUSTOMERS, DISTRIBUTORS AND SUPPLIERS. Section 4.15 of the Disclosure Schedule sets forth an accurate, correct and complete list of (i) the 20 largest customers of the ACC Entities, determined on the basis of revenues, for each of the fiscal years ended November 30, 1999, 2000 and 2001; and (ii) the 20 largest suppliers of the ACC Entities, determined on the basis of costs of items purchased, for each of the fiscal years ended November 30, 1999, 2000 and 2001. Except as set forth in the Contracts listed on Section 4.15 of the Disclosure Schedule, no ACC Entity is restricted by Contract from selling, licensing or otherwise providing products or services to any customers, in any geographic area, during any period of time or in any market segment. No ACC Entity is subject to any Contract which provides that any supplier will be the exclusive supplier of any ACC Entity to any customers, in any geographic area, during any period of time or in any market segment. No ACC Entity is subject to any Contract requiring any ACC Entity to purchase the entire output of a supplier.

     4.16 WARRANTIES. Section 4.16 of the Disclosure Schedule identifies the standard warranties and warranty policies of the ACC Entities currently in effect. True and correct copies of such warranties and warranty policies have been provided or made available to Toshiba.

     4.17 PROCEEDINGS. Section 4.17 of the Disclosure Schedule identifies each pending Proceeding against or affecting any of the ACC Entities, their respective assets or businesses or the transactions contemplated by this Agreement. ACC has delivered to Toshiba true, accurate and complete copies of all pleadings, correspondence and other documents relating to such Proceedings.

     4.18 LEGAL REQUIREMENTS. To ACC's Knowledge, each of the ACC Entities has substantially complied, and is in substantial compliance, with all Legal Requirements that are applicable to the Business.

     4.19 ACCOUNTING RECORDS; INTERNAL CONTROLS. To ACC's Knowledge: the ACC Entities (a) make and keep books and records that are accurate in all material respects, and (b) maintain internal accounting controls which provide reasonable assurance that (i) transactions are executed in accordance with management's authorization, (ii) transactions are recorded as necessary to permit preparation of their financial statements and to maintain accountability for their assets,
(iii) access to their assets is permitted only in accordance with management's authorization, and (iv) reported accountability for their assets is compared with existing assets at reasonable intervals.

     4.20 INSURANCE. Section 4.20 of the Disclosure Schedule lists all insurance policies and bonds with respect to the ACC Entities, including, without limitation, all policies insuring directors and officers of the ACC Entities. ACC has delivered to Toshiba true, accurate and complete copies of all such policies and bonds. To ACC's Knowledge, the ACC Entities have timely filed claims with their respective insurers with respect to all material matters and occurrences for which they believe they have coverage. Except as set forth in
Section 4.20 of the Disclosure Schedule, Audiovox has received no written notice or other written indication from any insurer or agent of any intent to cancel or not renew any of such insurance policies or bonds.

     4.21 GOVERNMENTAL APPROVALS. To ACC's Knowledge, each ACC Entity has obtained and is in compliance with all Governmental Approvals that are necessary in connection with its ownership and operation of its assets and business, and all of such Governmental Approvals are

                                  Exhibit 99.2
                                        9
in full force and effect. To ACC's Knowledge, there is no pending or threatened Proceeding with respect to the suspension, termination, revocation, cancellation, limitation or impairment of any such Governmental Approval, and no fines or penalties are due and payable in respect of any such Governmental Approval or any violation thereof.

     4.22 EMPLOYEE MATTERS.

          (A) Except as indicated in Section 4.22(a) of the Disclosure Schedule, none of the employees of the ACC Entities ("EMPLOYEES") has been granted the right to continued employment or engagement by any ACC Entity or to any compensation following or in connection with termination of employment or engagement with any ACC Entity, subject to any rights to receive such compensation pursuant to applicable Legal Requirements.

          (B) Except as indicated in Section 4.22(b) of the Disclosure Schedule, neither the execution and delivery of the Transaction Agreements nor the consummation of the transactions contemplated thereby will result in or give rise to (i) any liability by any Person to make any severance, retention, termination, "golden parachute" or other payment to any Employee, or (ii) the acceleration of any other rights or benefits to any Employee (including vesting and payments with respect to equity incentives and other rights under Benefits Plans), in each case whether pursuant to Benefit Plan, Contract, Legal Requirement or otherwise.

          (C) Except as indicated in Section 4.22(c) of the Disclosure Schedule, to ACC's Knowledge, there are no claims, disputes, controversies or Proceedings against or affecting any ACC Entity pending or threatened by or pertaining to any Employee. Each ACC Entity has substantially complied with all Legal Requirements related to the employment or engagement of its employees, including Legal Requirements related to wages, hours, leaves of absence, equal opportunity, occupational health and safety, workers' compensation, severance, employee handbooks or manuals, collective bargaining, unfair labor practices and the payment of social security and other Taxes and withholding obligations relating thereto.

          (D) None of the ACC Entities is a party to or is otherwise subject to any obligations relating to any collective bargaining Contract. There is no labor strike, slowdown or stoppage and there are currently no union organizing activities among the Employees pending or threatened against any of the ACC Entities.

     4.23 BENEFIT PLANS.

          (A) Section 4.23(a) of the Disclosure Schedule lists all employee benefit plans, collective bargaining, employment and severance Contracts and other similar arrangements to which any ACC Entity is a party or is otherwise subject, including plans and arrangements provided by Audiovox (the "BENEFIT PLANS"), including, without limitation, (i) profit-sharing, deferred compensation, bonus, stock option, stock purchase, pension, retainer, consulting, retirement, severance, welfare or incentive plans or Contracts, (ii) benefits relating to vacation, child care, parenting, sabbatical, sick leave, medical, dental, hospitalization, life insurance and other types of insurance, and (iii) employment Contracts.

          (B) ACC has delivered to Toshiba true and complete copies of all documents and summary plan descriptions with respect to the Benefit Plans, or summary descriptions of any Benefit Plans not in writing. ACC Entities and Audiovox are in substantial compliance with all

                                  Exhibit 99.2
                                       10

     Legal Requirements applicable to the Benefit Plans and have performed in all material respects all of their obligations under the Benefit Plans. To ACC's Knowledge, there are no Proceedings pending or threatened against or with respect to any Benefit Plans.

     4.24 CERTAIN INTERESTS. To the extent that Audiovox is required to disclose certain relationships and related transactions pursuant to Legal Requirements and assuming that such disclosure is complete and accurate through the date hereof, Section 4.24 of the Disclosure Schedule accurately identifies all Contracts, courses of dealing and other relationships with and between any ACC Entity, on the one hand, and Audiovox or any of its Affiliates or Associates, on the other hand, and ACC has delivered to Toshiba true, accurate and complete copies of all written Contracts relating thereto. Except as set forth in Section
4.24 of the Disclosure Schedule, neither Audiovox nor any of its Associates or Affiliates has any ownership interest in any property used in or pertaining to the business of the ACC Entities; no such Person is indebted or otherwise obligated to the ACC Entities; and none of the ACC Entities is indebted or otherwise obligated to any such Person. Except as set forth in Section 4.24 of the Disclosure Schedule, no ACC Entity is subject to any liability to Audiovox or any of its Affiliates or Associates that is required to be disclosed pursuant to Legal Requirements and assuming that such disclosure is complete and accurate through the date hereof.

     4.25 ENVIRONMENTAL COMPLIANCE. Except as provided for or reserved against on the Financial Statements or as have not had and would not reasonably be likely to have a Company Material Adverse Effect, to ACC's Knowledge:

          (A) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by Audiovox or any ACC Entity at, upon or from any of the properties now or previously owned or leased by Audiovox or any ACC Entity in violation of any Legal Requirement or Approval, or which would require remedial action under any Legal Requirement or Approval.

          (B) There has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by Audiovox or any ACC Entity. The terms "hazardous wastes", "toxic wastes", "hazardous substances" and "medical wastes" shall have the meanings specified for such terms or any similar terms in any applicable local, state, federal and foreign Laws with respect to environment protection.

     4.26 NO BROKERS OR FINDERS. Except for Berenson Minella & Company, whose fees will be borne by Audiovox, no agent, broker, finder, investment or commercial banker, or other Person engaged by or acting on behalf of any ACC Entity in connection with the negotiation, execution or performance of this Agreement or the transactions contemplated by this Agreement, is or will be entitled to any brokerage or finder's or similar fee or other commission as a result of this Agreement or such transactions.

     4.27 ACCURACY OF INFORMATION. To ACC's Knowledge, all information provided by ACC or its agents and representatives to Toshiba or its agents and representatives in connection with this Agreement is true and correct in all material respects as of the respective dates of such information and does not omit any material fact necessary to make the statements therein, in light

                                  Exhibit 99.2
                                       11
of the circumstances under which they were made, not misleading as of the respective dates of such information; provided that no representation or warranty is made by ACC or Audiovox as to any financial forecasts or projections furnished to Toshiba or its agents or representatives, except that such financial forecasts and projections have been prepared in good faith based on assumptions that are believed by ACC to have been reasonable at the time or times made.

5. REPRESENTATIONS AND WARRANTIES OF TOSHIBA.

     Toshiba hereby represents and warrants to Audiovox and ACC as follows:

     5.1 ORGANIZATION; AUTHORITY; ENFORCEABILITY; EFFECT OF TRANSACTION AGREEMENTS. Toshiba is a corporation duly organized and validly existing under the Laws of Japan. Toshiba has all necessary organizational power and authority to execute, deliver and perform the Transaction Agreements to which it is a party. Each Transaction Agreement to which Toshiba is a party has been duly authorized by all necessary organizational action of Toshiba. Each Transaction Agreement to which Toshiba is a party has been duly executed and delivered by Toshiba. Assuming the due authorization, execution and delivery by the other party or parties thereto, each Transaction Agreement to which Toshiba is a party constitutes a valid and legally binding obligation of Toshiba, enforceable against Toshiba in accordance with its terms, subject to limitations imposed by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors' rights generally and general equitable principles.

     5.2 NO CONFLICTS.

          (A) The execution and delivery by Toshiba of each Transaction Agreement to which it is a party does not, and the performance by Toshiba of its obligations thereunder will not, conflict with, result in any violation of or default (with or without notice or lapse of time or both) under, give rise to a right of termination, cancellation or acceleration of any obligation (in each case by any third party) or to the loss of any benefit by Toshiba under, or result in or require the creation, imposition or extension of any Lien upon any asset of Toshiba under, (1) the Organizational Documents of Toshiba, (2) any Contract or Governmental Approval to which Toshiba is a party or is otherwise bound, or to which any of its assets is subject, or (3) any Law applicable to Toshiba, except for any matters that would not be reasonably expected to have a material adverse effect on Toshiba's ability to perform its obligations under the Transaction Agreements.

          (B) Toshiba's execution and delivery of the Transaction Agreements to which it is a party, Toshiba's performance of its obligations thereunder and the consummation of the transactions contemplated thereby will not require any Approvals of or with any Person, except for Toshiba's post-Closing filing under the Foreign Exchange and Foreign Trade Law of Japan relating to its acquisition of the Shares and the Note, and for any matters that would not be reasonably expected to have a material adverse effect on Toshiba's ability to perform its obligations under the Transaction Agreements.

     5.3 NO BROKERS OR FINDERS. Except for any entities affiliated with Goldman Sachs (Japan) Ltd., whose fees will be borne by Toshiba, no agent, broker, finder, investment or commercial banker, or other Person engaged by or acting on behalf of Toshiba in connection with the negotiation, execution or performance of this Agreement or the transactions contemplated by

                                  Exhibit 99.2
                                       12
this Agreement, is or will be entitled to any brokerage or finder's or similar fee or other commission as a result of this Agreement or such transactions.

     5.4 PURCHASE FOR TOSHIBA'S OWN ACCOUNT. The Shares and the Note are being acquired hereunder for investment for Toshiba's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof. Toshiba is not subject to any Contract and has no present intention to sell, grant any participation in or otherwise distribute any of the Shares or the Note.

     5.5 SOPHISTICATED INVESTOR.

          (A) Toshiba acknowledges that it is able to fend for itself with respect to evaluating its investment in the Shares and the Note; can bear the economic risk of its investment in the Shares and the Note; can hold the Shares and the Note for an indefinite period of time; and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of its investment in the Shares and the Note.

          (B) Toshiba has undertaken its own due diligence investigation of the ACC Entities and the Business, has had a complete opportunity to discuss the ACC Entities and the Business with ACC's management, and has been provided with and has evaluated such documents and information as it has deemed necessary to enable it to make an informed and intelligent decision with respect to the execution, delivery and performance of this Agreement and the purchase of the Shares and the Note hereunder. Toshiba acknowledges that the ACC Entities have given Toshiba reasonable access to the ACC Entities and the key employees, documents and facilities of the Business. Toshiba has undertaken such further investigation and has requested such additional documents and information as it deems necessary. Toshiba agrees to accept the Shares and the Note on the Closing Date upon the terms and conditions contained herein based upon its own examination and determination with respect to the ACC Entities and the Business as to all matters, and without reliance upon any express or implied representations or warranties of any nature made by or on behalf of or imputed to Audiovox or the ACC Entities, except as expressly set forth in this Agreement. Notwithstanding the foregoing, this Section shall not affect in any manner the representations or warranties of ACC and Audiovox contained herein, or Toshiba's ability to rely thereon or Toshiba's rights with respect thereto.

     5.6 RESTRICTED SECURITIES. Toshiba understands that the Shares and the Note are characterized as "restricted securities" under the Securities Laws inasmuch as they are being acquired from ACC in a transaction not involving a public offering, and that under the Securities Laws, the Shares and the Note may be resold without registration under the Securities Act only in certain limited circumstances. Toshiba is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Toshiba understands that no public market now exists for the Shares or the Note, and that ACC has made no assurances that a public market will ever exist for the Shares or the Note.

     5.7 LEGENDS. Toshiba understands that, in addition to any legend required by the Stockholders Agreement or applicable Laws, the certificates evidencing the Shares and the Note at Closing shall bear the following legend:

     "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE,

                                  Exhibit 99.2
                                       13

PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE UNITED STATES FEDERAL, STATE AND FOREIGN SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM."

     5.8 AVAILABILITY OF FUNDS. Toshiba has sufficient funds available to enable it to pay the Purchase Price to ACC in full pursuant to the terms of this Agreement and to perform its other obligations hereunder. Toshiba represents and warrants that its obligations under this Agreement are not subject to any condition regarding its ability to obtain funding.

6. SURVIVAL; INDEMNIFICATION.

     6.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Parties contained in or made pursuant to this Agreement shall expire one (1) year after the Closing, except that (i) the representations and warranties contained in Section 4.4 (Capitalization), Section 4.9 (Taxes),
Section 4.16 (Warranties), Section 4.23 (Benefit Plans) and Section 4.25 (Environmental Compliance) shall continue through the expiration of the applicable statute of limitations as the same may be extended, and (ii) if a claim or notice is given under this Section 6 with respect to any representation or warranty prior to the applicable expiration date, such representation or warranty shall continue indefinitely until such claim is finally resolved.

     6.2 INDEMNIFICATION BY ACC AND AUDIOVOX. ACC and Audiovox shall jointly and severally indemnify and hold harmless Toshiba and its employees, Associates, Affiliates, representatives, advisors, agents and assigns (collectively, the "TOSHIBA INDEMNIFIED PERSONS") from and against any and all Losses as a result of, based upon or arising from:

          (A) Any inaccuracy in or breach of any representation or warranty by ACC or Audiovox contained herein or in any schedule or certificate delivered by or on behalf of ACC or Audiovox at or prior to the Closing pursuant hereto.

          (B) Any breach by ACC or Audiovox of, or any failure by either of them to perform or comply with, any of their respective obligations contained in this Agreement.

     6.3 INDEMNIFICATION BY TOSHIBA. Toshiba shall indemnify and hold harmless ACC, Audiovox and their respective employees, Associates, Affiliates, representatives, advisors, agents and assigns from and against any and all Losses as a result of, based upon or arising from:

          (A) Any inaccuracy in or breach of any representation or warranty by Toshiba contained herein or in any schedule or certificate delivered by or on behalf of Toshiba at or prior to the Closing pursuant hereto.

          (B) Any breach by Toshiba of, or any failure by Toshiba to perform or comply with, any of its obligations contained in this Agreement.

     6.4 LIMITS ON INDEMNIFICATION. Notwithstanding anything herein to the contrary, ACC and Audiovox shall not be obligated to indemnify the Toshiba Indemnified Persons under this Section 6 (i) unless the aggregate of indemnifiable Losses incurred by the Toshiba Indemnified Parties exceeds $500,000 (the "INDEMNIFICATION THRESHOLD"), in which case the Indemnified Persons shall be entitled to recover the difference between their aggregate indemnifiable Losses

                                  Exhibit 99.2
                                       14
and a deductible amount of $100,000, or (ii) to the extent that the aggregate of all of the indemnifiable Losses of the Toshiba Indemnified Parties exceeds the Purchase Price (the "INDEMNIFICATION CAP"); provided, however, that the Indemnification Threshold, the Indemnification Cap and the deductible amount shall not apply to any indemnification obligation of ACC or Audiovox (1) arising out of, relating to or resulting from fraud or intentional misrepresentation by ACC or Audiovox, or (2) from a breach of any of the representations or warranties of ACC and Audiovox contained in Section 4.4 (Capitalization) or
Section 4.9 (Taxes).

     6.5 INDEMNIFICATION PROCEDURE.

          (A) CLAIMS FOR INDEMNIFICATION. Whenever any claim shall arise for indemnification under this Section 6, the indemnified person making such claim shall promptly notify the indemnifying person in writing of the claim and, when known, the facts constituting the basis for such claim; provided that failure to give such notice shall not affect any rights or remedies of the indemnified person hereunder except to the extent that the indemnifying person is materially prejudiced thereby.

          (B) DEFENSE. In connection with any claim giving rise to indemnity hereunder and upon request of the indemnified person seeking indemnification, the indemnifying person at its sole cost and expense shall assume the defense of any such claim and thereafter diligently conduct the defense thereof with counsel reasonably acceptable to the indemnified person. The indemnified person shall be entitled to participate in the defense of any claim assumed by an indemnifying person with the indemnified person's counsel and at its own expense. If the indemnifying person does not assume the defense of such action within thirty (30) days after written notice thereof from the indemnified person, and if the indemnified person elects at its option to assume the claim itself, the indemnified person may defend against such claim in such manner and on such terms as it may deem appropriate, including but not limited to settling such claim, such defense to be at the sole cost and expense of the indemnifying person.
     Notwithstanding the foregoing, without the prior written consent of the indemnified person, the indemnifying person shall not consent to the entry of any judgment or enter into any settlement (or have any liability for Losses with respect thereto) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the indemnified persons a release from all liability with respect to such claims.

          (C) REASONABLE COOPERATION. The indemnified persons shall reasonably cooperate at the indemnifying person's expense in any Proceedings with respect to any claim in respect of which indemnity is provided pursuant to this Section 6, including, but not limited to, by providing the indemnifying person with reasonable access to employees and officers (including as witnesses) and other information.

     6.6 NOTICE BY INDEMNIFYING PERSONS. The indemnifying persons shall notify the indemnified persons of any Liabilities, claims or misrepresentations, breaches or other matters covered by this Section 6 upon discovery or receipt of notice thereof, whether before or after the Closing.

     6.7 REDUCTION OF INTERCOMPANY NOTE. Audiovox may, at its option and to the extent that there are amounts outstanding under the Intercompany Note, satisfy its indemnification obligations hereunder by reducing the outstanding balance of the Intercompany Note by the amount of any Losses suffered by a Toshiba Indemnified Person that are indemnifiable by

                                  Exhibit 99.2
                                       15

Audiovox under this Section 6; provided that the Toshiba Indemnified Persons shall be entitled to receive cash as reimbursement for any cash payments made to third parties in respect of Losses that are indemnifiable by Audiovox under this
Section 6.

     6.8 NO RIGHT OF SUBROGATION. Audiovox shall have no right of subrogation, reimbursement or similar right against any ACC Entity with respect to Audiovox's indemnity obligations under this Section 6. Audiovox hereby irrevocably waives all such rights, and agrees not to institute any Proceedings against Toshiba or the ACC Entities with respect to the same.

     6.9 NOT EXCLUSIVE REMEDY. This Section 6 shall not be deemed to preclude or otherwise limit in any way the exercise of any other rights or the pursuit of any other remedies for the breach of this Agreement or with respect to any inaccuracy of representations or warranties contained herein.

     6.10 NO DUPLICATION. No indemnified person shall be entitled to any duplication of reimbursement or indemnification with respect to any claims which constitute a breach of more than one representation, warranty, covenant or agreement contained in this Agreement, provided that such claims are reimbursed or indemnified to the full extent provided for hereunder.

7. CONFIDENTIALITY; PUBLICITY.

     7.1 CONFIDENTIAL INFORMATION. The Parties recognize that, in connection with the performance of the transactions contemplated hereby, each Party (in such capacity, the "DISCLOSING PARTY") may disclose Confidential Information to the other Parties (each in such capacity, the "RECEIVING PARTY"). For purposes of this Agreement, "CONFIDENTIAL INFORMATION" means any and all information
(whether owned by the Disclosing Party or any Person to whom the Disclosing Party owes a non-disclosure obligation) regarding the Disclosing Party and its business which is (i) in written or other tangible form and marked with a legend which identifies the information as confidential, or (ii) in oral or visual form, identified as being confidential at the time of disclosure and thereafter summarized in a writing which identifies the information as confidential and is transmitted to a Receiving Party within thirty (30) days after such oral or visual disclosure.

     7.2 CONFIDENTIALITY OBLIGATION. Each Receiving Party agrees for a period of two (2) years after the receipt of any Confidential Information (i) to protect the Confidential Information and not to disclose the Confidential Information to any Person, utilizing the same degree of care the Receiving Party utilizes to protect its own confidential information of a similar nature, and (ii) not to utilize the Confidential Information for any purpose other than in connection with the transactions contemplated hereby. The Parties agree to restrict distribution of the Confidential Information to those Persons involved in the subject of the discussions who have a "need to know" such information in connection with the discussions.

     7.3 EXCEPTIONS. Notwithstanding the provisions of Section 7.2, each Receiving Party shall have no obligation to maintain the confidentiality of any information, and the Confidential Information shall not include any information, that (i) is or becomes generally available in the public domain other than through unauthorized or improper disclosure by the Receiving Party, (ii) was validly in the Receiving Party's possession prior to disclosure by a Disclosing Party, (iii) was independently developed by the Receiving Party, or (iv) was received by the Receiving Party from another Person without violation of any confidentiality obligations.

                                  Exhibit 99.2
                                       16

     7.4 DISPOSAL OF CONFIDENTIAL INFORMATION. Within thirty (30) days of the termination of this Agreement, upon the applicable Disclosing Party's request, each Receiving Party shall return to the Disclosing Party or destroy all Confidential Information (including copies and electronic records thereof).

     7.5 PUBLICITY. Subject to applicable Law and the applicable rules or regulations of any stock exchange on which the securities of any Party are then traded, no Party shall issue any press release, publicity statement, communication with stockholders, public notice or other public disclosure relating directly to this Agreement or the transactions contemplated hereby without prior notice to, consultation with, and the consent of the other Party. Notwithstanding the foregoing, so long as the disclosing Party reasonably attempts to consult with and obtain the consent of the other Parties, limits the applicable disclosure to the extent practicable and provides a copy of the disclosure to the non-disclosing Party concurrently with or in advance of its public release, such consultation and consent shall not be required if a Party must make a public disclosure on an emergency basis in order to comply with applicable securities Laws.

8. GENERAL PROVISIONS.

     8.1 GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with and governed by the Laws of the State of New York, U.S.A., including, without limitation, Section 5-1401 of the General Obligations Law of the State of New York (without regard to the choice of law provisions thereof). Judgement upon an award rendered by the arbitrators pursuant to Section 8.2 shall be entered in the courts of the State of New York, and the Parties hereby submit to the exclusive jurisdiction of such courts for the purpose of any such entry. The Parties agree and consent that services of process may be made upon the Parties in any legal proceedings relating hereto by any means allowed under applicable Law.

     8.2 DISPUTE RESOLUTION.

          (A) The Parties intend that all disputes between the Parties arising out of this Agreement shall be settled by the Parties amicably through good faith discussions upon the written request of either Toshiba or Audiovox. In the event that any such dispute cannot be resolved thereby within a period of sixty (60) calendar days after such notice has been given, such dispute shall be finally settled by binding arbitration at the request of Toshiba or Audiovox.

          (B) Each arbitration hereunder shall be conducted in the English language in New York, New York, and shall be administered by the American Arbitration Association under its Commercial Arbitration Rules then in effect, before three (3) independent arbitrators to be appointed as follows. Toshiba and Audiovox shall each appoint one (1) arbitrator, and the two (2) arbitrators so appointed shall appoint a third arbitrator in accordance with paragraph (c) of AAA Rule R-15 (Appointment of Neutral Arbitrator by Party-Appointed Arbitrators or Parties) currently in effect. However, in all events, these arbitration provisions shall govern over any conflicting rules which may now or hereafter be contained in the applicable rules.

          (C) Toshiba and Audiovox each may demand arbitration by filing a written demand with the other Party within one hundred eighty (180) calendar days after the expiration of the sixty (60) day period described above. The arbitrators shall have the authority to grant any equitable and legal remedies that would be available in any judicial proceeding intended to resolve a dispute, including the termination of this Agreement. Notwithstanding the foregoing, Toshiba

                                  Exhibit 99.2
                                       17
     and Audiovox each shall be entitled to seek preliminary injunctive relief from any court of competent jurisdiction, pending the final decision or award of the arbitrators. The award rendered in an arbitration hereunder shall be final and non-appealable.

     8.3 NOTICES AND OTHER COMMUNICATIONS. Any and all notices, requests, demands and other communications required or otherwise contemplated to be made under this Agreement shall be in writing and in English and shall be provided by one or more of the following means and shall be deemed to have been duly given
(a) if delivered personally, when received, (b) if transmitted by facsimile, on the first (1st) Business Day following receipt of a transmittal confirmation, or
(c) if by international courier service, on the third (3rd) Business Day following the date of deposit with such courier service, or such earlier delivery date as may be confirmed in writing to the sender by such courier service. All such notices, requests, demands and other communications shall be addressed as follows:

      If to Toshiba:

               Toshiba Corporation
               Mobile Communications Company
               1-1, Shibaura 1-chome, Minato-ku
               Tokyo 105-8001
               Japan

               Attention:       General Manager, International Operations
               Telephone:       -81-3-3457-3241
               Facsimile:       -81-3-3457-8194

      If to Audiovox:

               Audiovox Corporation
               150 Marcus Blvd.
               P.O. Box 18000
               Hauppauge, NY  11788-1800
               U.S.A.
               Attention:       Charles M. Stoehr
               Telephone:       (631) 436-6505
               Facsimile:       (631) 231-1370

      If to ACC:

               Audiovox Communications Corp.
               555 Wireless Boulevard

               Hauppauge, New York  11788
               U.S.A.

               Attention:       Philip Christopher
               Telephone:       (631) 233-3300
               Facsimile:       (631) 951-0784

                                  Exhibit 99.2
                                       18

      With a copy to:

               Levy & Stopol, LLP
               East Tower, 14th Floor
               190 EAB Plaza
               Uniondale, NY 11556-0190
               Telephone:  (516) 802-7007
               Facsimile:  (516) 802-7008

or to such other address or facsimile number as a Party may have specified to the other Parties in writing delivered in accordance with this Section 8.3.

     8.4 SEVERABILITY. If any provisions of this Agreement shall be held to be illegal, invalid or unenforceable, the Parties agree that such provisions will be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby. If necessary to effect the intent of the Parties, the Parties will negotiate in good faith to amend this Agreement to replace the unenforceable language with enforceable language which as closely as possible reflects such intent.

     8.5 AMENDMENTS. This Agreement may be amended or modified only by a written instrument signed by each Party.

     8.6 WAIVER. Any waiver by a Party of an instance of another Party's noncompliance with any obligation or responsibility herein contained shall be in writing and signed by the waiving Party and shall not be deemed a waiver of other instances of another Party's noncompliance hereunder.

     8.7 NO ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the Parties. Nothing in this Agreement shall confer any rights upon any Person other than the Parties and their respective successors and permitted assigns. No Party may assign this Agreement or its rights hereunder to any Person without the written consent of the other Parties. No assignment by any Person of this Agreement or of any of such Person's rights hereunder shall release such Person from any of its obligations hereunder. Any attempted assignment of this Agreement in violation of this Section 8.7 shall be void and of no effect.

     8.8 EXPENSES. Toshiba shall bear all out-of-pocket costs and expenses (including, without limitation, attorney's, accountant's and financial advisor's fees) incurred by it in connection with the negotiation and execution of the Transaction Agreements. Audiovox shall bear all out-of-pocket costs and expenses (including, without limitation, attorney's, accountant's and financial advisor's fees) incurred by it, the ACC Entities or their respective Affiliates or Associates in connection with the negotiation and execution of the Transaction Agreements.

     8.9 CONSTRUCTION. This Agreement has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and without any strict construction in favor of or against any Party.

     8.10 INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT. Unless the context shall

                                  Exhibit 99.2
                                       19
otherwise require, any pronoun shall include the corresponding masculine, feminine and neuter forms, and words using the singular or plural number shall also include the plural or singular number, respectively. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles, Sections, Annexes, Exhibits and Schedules shall be deemed to be references to Articles and Sections of, and Annexes, Exhibits and Schedules to, this Agreement unless the context shall otherwise require. The headings of the Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretations of this Agreement. Unless the context shall otherwise require, any reference to any agreement or other instrument or statute or regulation is to such agreement, instrument, statute or regulation as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provision). Any reference in this Agreement to a "day" or a number of "days" (without the explicit qualification of "Business") shall be interpreted as a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action or notice shall be deferred until, or may be taken or given, on the next Business Day.

     8.11 DISCLAIMER OF AGENCY. This Agreement shall not constitute any Party as a legal representative or agent of any other Party, nor shall a Party have the right or authority to assume, create or incur any Liability of any kind, expressed or implied, against or in the name or on behalf of another Party or any of its Affiliates.

     8.12 LANGUAGE. The Parties have negotiated this Agreement in the English language, which shall be the governing language of this Agreement.

     8.13 RELATIONSHIP OF THE PARTIES. Nothing contained in this Agreement is intended to, or shall be deemed to, create a partnership or joint venture relationship among the Parties or any of their Affiliates for any purpose, including tax purposes. None of the Parties nor any of their respective Affiliates will take a position contrary to the foregoing.

     8.14 SPECIFIC PERFORMANCE. The Parties agree that each other Party shall be entitled to obtain an injunction or injunctions in accordance with the dispute resolution procedures contained in Section 8.2 to prevent breaches of the provisions of this Agreement, or any agreement contemplated hereunder and to enforce specifically the terms and provisions hereof, in each instance without being required to post bond or other security, without being required to prove irreparable harm, and in addition to, and without having to prove the adequacy of, other remedies at Law.

     8.15 CONSEQUENTIAL AND OTHER DAMAGES. No Party shall be liable to the other Party under any contract, negligence, strict liability or other theory for any indirect, incidental, consequential, punitive or other special damages (including without limitation lost profits) asserted by the other Party.

     8.16 ENTIRE AGREEMENT. The provisions of this Agreement, the Schedules and Exhibits hereto and the other Transaction Agreements set forth the entire agreement and understanding among the Parties as to the subject matter hereof and supersede all prior agreements, oral or written, and all other prior communications among the Parties relating to the subject matter hereof.

                                  Exhibit 99.2
                                       20

     8.17 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be binding as of the date first written above, and all of which shall constitute one and the same instrument. Each such counterpart shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]



                                  Exhibit 99.2
                                       21

     IN  WITNESS  WHEREOF,   the  Parties  have  caused  their  respective  duly
authorized representatives to execute this Securities Purchase Agreement as of the date first above written.

                                    TOSHIBA CORPORATION,

                                    a Japanese corporation, acting through its Mobile Communications Company

                                    By:   s/ Tetsuya Mizoguchi
                                          --------------------------------------
                                          Name:      Tetsuya Mizoguchi
                                          Title:     President and CEO,
                                                     Mobile Communications
                                                     Company

                                    AUDIOVOX COMMUNICATIONS

                                    CORP.,

                                    a Delaware corporation

                                    By:   s/ Philip Christopher
                                          --------------------------------------
                                          Name:      Philip Christopher
                                          Title:     Chief Executive Officer

                                    AUDIOVOX CORPORATION,

                                    a Delaware corporation

                                    By:   s/ John J. Shalam
                                          --------------------------------------
                                          Name:      John J. Shalam
                                          Title:     Chief Executive Officer






                                  Exhibit 99.2
                                       22

                                     ANNEX I

                               CERTAIN DEFINITIONS

     "ACC'S  KNOWLEDGE"  or the  "KNOWLEDGE  OF ACC" shall mean the knowledge of
Philip   Christopher,   Michael   Stoehr  and  Neil  Levine   after   reasonable
investigation of the matter in question.

     "AFFILIATE" of a specified Person means any Person that controls, is controlled by or is under common control with such specified Person. For purposes of this definition, "CONTROL" shall mean the possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or other ownership interests, by contract or otherwise).

     "APPROVAL" means, as to any Person, any consent, approval, authorization, waiver, grant, concession, license, exemption or order of, registration, certificate, declaration or filing with, or report or notice to, such Person.

     "ASSOCIATE" of a Person means:

          (i) any officer or director of such Person, or other Person serving in a similar role with respect to such Person;

          (ii) any corporation or other entity (other than Audiovox or any ACC Entity) of which such Person or any Person specified in clause (i) is an officer, partner, manager or Person serving in a similar role, or is, directly or indirectly, the beneficial owner of 5% or more of any class of equity securities;

          (iii) any trust or other estate in or as to which such Person or any Person specified in clauses (i) or (ii) has a 10% or greater beneficial interest or serves as trustee or in a similar capacity; or

          (iv) any relative or spouse of such Person or any Person specified in clause (i), or any relative of such spouse.

     "BUSINESS" means the research, development, design, manufacture, marketing, sale and/or service of Products.

     "BUSINESS DAY" means a day on which commercial banks in New York City are generally open to conduct their regular banking business.

     "CONTRACT" means any contract, agreement, lease, plan, instrument or other document, commitment, arrangement, undertaking, practice, understanding or authorization, in each case whether or not in writing.

     "GOVERNMENT APPROVAL" means any Approval of, to or with any Governmental Authority.

     "GOVERNMENTAL   AUTHORITY"  shall  mean  any  federation,   nation,  state,
sovereign or government, any federal, supranational, regional, state, local or municipal political subdivision,

                                  Exhibit 99.2
                                       23
any governmental or administrative body, instrumentality, department or agency, or any court, administrative hearing body, arbitrator, commission or other similar dispute resolving panel or body, and any other entity exercising executive, legislative, judicial, regulatory or administrative functions of a government.

     "INTELLECTUAL PROPERTY" means all patents, trademarks, service marks, trade names, copyrights, trade secrets, know-how, technology, software and other intellectual property and proprietary rights owned by the ACC Entities that are material to or reasonably necessary to the conduct of the ACC Entities' business as presently conducted or presently proposed by the Company to be conducted; provided, however, that computer software, computer programs and source disks, and related program documentation, tapes, manuals, forms, guides and other materials that are licensed to Audiovox or any ACC Entity shall not constitute or be deemed to constitute Intellectual Property for any purposes of this Agreement.

     "LAWS" means all applicable provisions of all (i) constitutions, treaties, statutes, laws (including common law), rules, regulations, ordinances or codes of any Governmental Authority, and (ii) orders, decisions, injunctions, judgments, awards and decrees of any Governmental Authority.

     "LEGAL REQUIREMENT" shall mean any federal, state, regional, local, municipal, foreign or other Law, statute, legislation, constitution, principle of common law or equity, resolution, ordinance, code, edict, decree, proclamation, treaty, convention, rule, regulation, permit, ruling, directive, pronouncement, requirement (licensing or otherwise), specification, determination, decision, opinion or interpretation that is, has been or may in the future be issued, enacted, adopted, passed, approved, promulgated, made, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

     "LIABILITY" shall mean any direct or indirect liability, indebtedness, obligation, expense, cost, claim, loss, damage, deficiency, guaranty or endorsement of or by any Person, absolute or contingent, accrued or unaccrued, due or to come due, liquidated or unliquidated, whether or not made or asserted, in each case to the extent required by GAAP to be reflected or reserved against on a balance sheet.

     "LIEN" shall mean any lien, mortgage, security interest, pledge, restriction on transferability, defect of title or other claim, charge or encumbrance of any nature whatsoever on any property or property interest, including any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership.

     "LOSS" means any Proceeding, cost, damage, disbursement, expense, liability, loss, deficiency, diminution in value, obligation, penalty or settlement of any kind or nature, whether foreseeable or unforeseeable, including, without limitation, interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses incurred in the investigation, collection, prosecution and defense of claims and amounts paid in settlement, that may be imposed on or otherwise incurred or suffered by the specified Person.

     "MATERIAL ADVERSE EFFECT" means a material adverse effect on the ACC Entities or their respective business, assets, results of operation, financial condition or prospects, taken as a whole, or the ability of Audiovox or ACC to perform its respective obligations under the Transaction Agreements.

                                  Exhibit 99.2
                                       24

     "MATERIAL CONTRACTS" means all Contracts that are material to the ACC Entities, including all Contracts (i) obligating any ACC Entity to pay an amount of $1,000,000 or more; (ii) expressly limiting or restricting the ability of any ACC Entity to compete or otherwise to conduct its business in any manner or place; (iii) pursuant to which any ACC Entity has incurred or may incur money indebtedness of $1,000,000 or more; (iv) providing for the use of or limiting the use of any Intellectual Property; (v) all leases of real property or material personal property; (vi) any joint venture, partnership, cooperative arrangement or any other Contract involving a sharing of profits; and (vii) any Contract related to the acquisition of a business of or an ownership interest in any other Person.

     "ORGANIZATIONAL   DOCUMENTS"   of  a  Person  means  its   Certificate   of
Incorporation, Bylaws or other organizational documents.

     "PERMITTED LIENS" means (i) Liens reserved against in the Financial Statements (including any notes thereto) to the extent so reserved, (ii) mechanics', carriers', workers', repairers', materialmen's, warehousemen's and other similar Liens arising out of operation of Law with respect to a Liability incurred in the ordinary course of business, (iii) Liens for Taxes which are being contested in good faith by appropriate Proceedings or Liens for Taxes not yet due, (iv) Liens disclosed on Section 4.11 of the Disclosure Schedule, and
(v) such other Liens that have not had and would not be reasonably likely to materially detract from the value of or impair the use of the property subject thereto.

     "PERSON" means a natural individual, Governmental Authority, partnership, firm, corporation or other entity.

     "PROCEEDING" shall mean any action, litigation, arbitration, suit, claim, proceeding or investigation or review of any nature, civil, criminal, regulatory or otherwise, before any Governmental Authority.

     "PRODUCTS" shall have the meaning set forth in the Distribution Agreement.

     "SEC" means the U.S. Securities Exchange Commission.

     "SECURITIES" of a Person means shares of capital stock, other equity securities of the Person, and options, warrants, convertible securities, exchangeable securities or other rights to acquire capital stock or other equity securities of the Person.

     "SECURITIES ACT" means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "SECURITIES LAWS" means the Securities Act, the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "TAX RETURN" shall mean any return, statement, declaration, notice, certificate or other document that is or has been filed with or submitted to, or required to be filed with or submitted to, any Governmental Authority in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Legal Requirement related to any Tax.

                                  Exhibit 99.2
                                       25

     "TAXES" shall mean (i) all taxes, charges, fees, levies, or other assessments, imposed by any taxing authority, including income, gross receipts, excise, property, sales, use, transfer, payroll, license, ad valorem, value added, withholding, social security, national insurance (or other similar contributions or payments), franchise, estimated, severance and stamp taxes (including any interest, fines, penalties or additions attributable to, or imposed on or with respect to, any such taxes, charges, fees, levies or other assessments), (ii) liability of a Person for the payment of any amounts of the type described in clause (i) as a result of being a member of an affiliated, consolidated, combined, unitary or similar group, and (iii) liability of a Person for the payment of any amounts of the type described in clause (i) as a result of any express or implied obligation to indemnify any other Person.

                                  Exhibit 99.2
                                       26

                                LIST OF EXHIBITS

Exhibit 1               Non-Negotiable Subordinated Convertible Promissory Note
------- -

Exhibit 2.2(c)(i)        Stockholders Agreement

Exhibit 2.2(c)(ii)       Distribution Agreement

Exhibit 2.2(c)(iii)      Philip Christopher Employment Agreement

Exhibit 2.2(c)(iv)       Trademark License Agreement

Exhibit 2.2(c)(v)        Shared Services Agreement

Exhibit 2.2(c)(vii)      Non-Negotiable Demand Note

                                  Exhibit 99.2
                                       27